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                                                EXHIBIT 23 O (V) UNDER FORM N-1A

                                              EXHIBIT 24 UNDER ITEM 601/REG. S-K

                                POWER OF ATTORNEY

     Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretaries of FEDERATED UTILITY FUND, INC. and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES                          TITLE                                 DATE
----------                          -----                                 ----



/S/ JOHN F. DONAHUE                 Chairman                    March 15, 2000
---------------------------------
John F. Donahue                       (Chief Executive Officer)




/S/ RICHARD B. FISHER               President                   March 15, 2000
---------------------------------
Richard B. Fisher

/S/ J. CHRISTOPHER DONAHUE          Executive Vice President    March 15, 2000
---------------------------------
J. Christopher Donahue              and Director


/S/ RICHARD J. THOMAS               Treasurer                   March 15, 2000
---------------------------------
Richard J. Thomas                      (Principal Financial and
                                       Accounting Officer)

SIGNATURES                          TITLE                                 DATE
----------                          -----                                 ----





/S/ THOMAS G. BIGLEY                   Director                 March 15, 2000
---------------------------------
Thomas G. Bigley

/S/ JOHN T. CONROY, JR.                Director                 March 15, 2000
---------------------------------
John T. Conroy, Jr.





/S/ NICHOLAS P. CONSTANTAKIS           Director                 March 15, 2000
---------------------------------
Nicholas P. Constantakis

/S/ JOHN F. CUNNINGHAM                 Director                 March 15, 2000
---------------------------------
John F. Cunningham

/S/ LAWRENCE D. ELLIS, M.D.            Director                 March 15, 2000
---------------------------------
Lawrence D. Ellis, M.D.





/S/ PETER E. MADDEN                    Director                 March 15, 2000
---------------------------------
Peter E. Madden

/S/ CHARLES F. MANSFIELD, JR.          Director                 March 15, 2000
---------------------------------
Charles F. Mansfield, Jr.

SIGNATURES                          TITLE                                 DATE
----------                          -----                                 ----





/S/ JOHN E. MURRAY, JR.                Director                 March 15, 2000
---------------------------------
John E. Murray, Jr.





/S/ MARJORIE P. SMUTS                  Director                 March 15, 2000
---------------------------------
Marjorie P. Smuts

/S/ JOHN S. WALSH                      Director                 March 15, 2000
---------------------------------
John S. Walsh

Sworn to and subscribed before me this 15TH day of MARCH, 2000
                                      ------       -----




/S/ JANICE L. VANDENBERG

Notarial Seal

Janice L. Vandenberg, Notary Public
Pittsburgh, Allegheny County
My Commission Expires July 4, 2002

                                POWER OF ATTORNEY

     Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretaries of FEDERATED UTILITY FUND, INC. and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES                          TITLE                                 DATE
----------                          -----                                 ----




/S/ NICHOLAS P. CONSTANTAKIS        Director                    March 15, 2000
---------------------------------
Nicholas P. Constantakis

Sworn to and subscribed before me this 15TH day of MARCH, 2000
                                      ------       -----




/S/ JANICE L. VANDENBERG

Notarial Seal

Janice L. Vandenberg, Notary Public
Pittsburgh, Allegheny County
My Commission Expires July 4, 2002

                                POWER OF ATTORNEY

      Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretaries of FEDERATED UTILITY FUND, INC. and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES                          TITLE                                 DATE
----------                          -----                                 ----




/S/ JOHN F. CUNNINGHAM              Director                    March 15, 2000
---------------------------------
John F. Cunningham

Sworn to and subscribed before me this 15TH day of MARCH, 2000
                                      ------       -----




/S/ JANICE L. VANDENBERG

Notarial Seal

Janice L. Vandenberg, Notary Public
Pittsburgh, Allegheny County
My Commission Expires July 4, 2002

                                POWER OF ATTORNEY

     Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretaries of FEDERATED UTILITY FUND, INC. and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES                          TITLE                                 DATE
----------                          -----                                 ----




/S/ CHARLES F. MANSFIELD, JR.       Director                    March 15, 2000
---------------------------------
Charles F. Mansfield, Jr.


Sworn to and subscribed before me this 15TH day of MARCH, 2000
                                      ------       -----




/S/ JANICE L. VANDENBERG

Notarial Seal

Janice L. Vandenberg, Notary Public
Pittsburgh, Allegheny County
My Commission Expires July 4, 2002

                                POWER OF ATTORNEY

     Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretaries of FEDERATED UTILITY FUND, INC. and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES                          TITLE                                 DATE
----------                          -----                                 ----




/S/ JOHN S. WALSH.                  Director                    March 15, 2000
---------------------------------
John S. Walsh

Sworn to and subscribed before me this 15TH day of MARCH, 2000
                                      ------       -----




/S/ JANICE L. VANDENBERG

Notarial Seal

Janice L. Vandenberg, Notary Public
Pittsburgh, Allegheny County
My Commission Expires July 4, 2002

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